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                             TENANT ESTOPPLE CERTIFICATE

TO: EAGLE I INVESTMENTS LIMITED LIABILITY COMPANY AND BANK ONE, OKLAHOMA CITY AND 1991 EXCHANGE LIMITED PARTNERSHIP

RE:  PROPERTY ADDRESS: 4500 SOUTH GARNETT ROAD, 4500 EXCHANGE TOWER, TULSA, OK

     LEASE DATE:  October 31, 1995
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     BETWEEN:  1991 Exchange Limited Partnership  (Landlord)
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     and  Fingerhut Financial Services Corporation  (Tenant)
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     SQUARE FOOTAGE LEASED:  17,590
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     SUITE NUMBER:              300
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     FLOOR:                   Third
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The undersigned Tenant under the above-referenced lease ("Lease"), certifies to
Eagle I Investment Limited Liability Company and Bank One, Oklahoma City, and the 1991 Exchange Limited Partnership the following:

1.   The Lease has not been canceled, modified or amended except as follows:

       None
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2.   Rent has been paid to the current month and additional rent has been paid and collected in a current manner. There is no prepaid rent, and the amount of the security deposit is $ -0-.

3. We took possession of the leased premises on December 15, 1995 and commenced to pay rent on December 15, 1995. Rent is currently payable in the amount of $14,201.88 monthly.

4. The Lease terminates on December 31, 1998. And we have the following renewal option (if any):

     Three options to renew for additional periods of one year each.
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5.   All work to be performed for us under the Lease has been performed as required and has been accepted by us, except:

       None
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6.   To the best of Tenant's knowledge as of the date of this statement, the
     Lease is: (a) in full force and effect; (b) free from default; and (c) we have no claims against the Landlord or offsets against rent.

7. The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the Lease or the rents received therein, except:

       None
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8.   The undersigned has not assigned or sublet the Lease nor does the undersigned hold the leased premises under assignment or sublease, except:

       None
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9.   The base year for the operating expenses and real estate taxes, as defined in the Lease, is 19__.  N/A

10. The undersigned has no other interest in any other part of the building of which the leased premises form a part or to any personal property appurtenant thereto or used in connection therewith except:

          Tenant has right of first refusal to lease 5th floor.
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11.  The undersigned has no right or option pursuant to the Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part.

12. There are no other agreements, written or oral, between the undersigned and the Landlord with respect to the Lease and/or the leased premises and building.

13. The statements contained herein may be relied upon only by the Landlord under the Lease and by the prospective purchasers of the fee of the leased premises identified above.

If we are a corporation, the undersigned is duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under this name.

In any event, the undersigned individual is duly authorized to execute this certificate.

Dated this _______Day of January, 1996.


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                                    By:     [illegible]
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                                    Its:
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